MERRILL LYNCH
DRAGON FUND, INC.




FUND LOGO




Quarterly Report

September 30, 1999



Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Dragon Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH DRAGON FUND, INC.

Map Depicting the Fund's Asset Allocation As a Percentage* of Net
Assets as of September 30, 1999

INDONESIA                                   1.0%
SINGAPORE                                  15.1%
MALAYSIA                                    2.5%
THAILAND                                    3.4%
CHINA                                       2.2%
HONG KONG                                  28.9%
SOUTH KOREA                                21.5%
TAIWAN                                     19.3%
PHILIPPINES                                 2.7%

[FN]
*Total may not equal 100%.



Merrill Lynch Dragon Fund, Inc., September 30, 1999



DEAR SHAREHOLDER

For the three-month period ended September 30, 1999, Class A, Class B, Class C and Class D Shares of Merrill Lynch Dragon Fund, Inc. had total returns of -9.88%, -10.17%, -10.22% and -9.99%, respectively.
(Fund results do not include sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.)

Although there were upbeat second quarter gross domestic product
(GDP) reports from many dragon economies, recent shocks have increased fears that Asia's recovery was imperiled. For example, in Thailand, the inability and unwillingness of banks to recapitalize have left investors doubting the country's recovery prospects. In Indonesia, evidence of corruption at the banking restructuring agency and troubles in East Timor have been negative factors that have affected the rupiah and the equity market. Finally, the recent increase in US interest rates, with the possibility of more increases in the future, has caused investors to become more cautious on global liquidity. Consequently, many Asian equity markets corrected in the third calendar quarter of 1999. This was not surprising, considering that the markets had excellent performances in the first two quarters of the year.

Investment Strategy and Outlook
Singapore's GDP figures were very strong in the first and second quarters of this year, although bank lending, which tends to lag economic recovery, has not picked up. While restructuring remains a key long-term positive, we believe that much of the news is already reflected in stock prices. We have slightly overweighted Singapore in the Fund.

The economic fundamentals in Malaysia point to a continuing recovery. Low inflation has supported low interest rates. Money supply has accelerated and the inclusion of Malaysia in various benchmark indexes should mean liquidity into the equity market. However, Malaysia's main risk is political, since the government has repeatedly compromised foreign investors' interests in recent years. Malaysia has made some progress on macroeconomic reform, but much less on microeconomic issues of transparency and governance. In addition, the government continues to practice political favoritism toward selected business groups and is still interventionist. In the short term, the Malaysian equity market is likely to perform well as high liquidity levels will be maintained in the period before the elections.

Important data suggest a strong economic recovery is indeed underway in the Philippines, although the equity market has been dampened by negative perceptions about President Estrada. We tend to be less worried about his political image. However, we are not enthusiastic about stock valuations and the growing concerns on transparency and governance cannot help investor sentiment. We reduced our weighting in the Philippines, which gives it a nearly neutral position in the portfolio.

With very positive export trends and an improvement in consumption, Thailand appears to be in a steady economic recovery. However, there are two areas of concern. First, credit growth and private investment continue to be weak. Second, economic growth, although higher, does not appear to be sufficient to bring down non-performing loan (NPL) levels by itself. Banks remain reluctant to lend and have been slow at recapitalizing. The recovery process in Thailand may be more protracted than in other Asian tiger countries. Accordingly, the Fund is underweight in that country.

In Indonesia the election of Abdulrah man Wahid as president and Megawati Sukarnoputri as vice president are steps toward a more open, transparent and democratic government. However, reform and recovery are taking place slowly in Indonesia. The non-bank private sector has yet to reschedule about US$60 billion in debt, and the country's NPLs are close to 60%. The government's recapitalization of the banks was marred by corruption at Bank Bali. As a result, the International Monetary Fund threatened to withhold further funding until an unbiased investigation is carried out.

In The People's Republic of China, weakness in business activity remains pervasive and may be spreading. At the same time, there is still no sign of an acceleration in consumer spending, real estate price deflation has persisted, and exports are lagging those of most other Asian economies. We have been selling our Chinese positions, particularly those we view as vulnerable if the currency was devalued. Our remaining Chinese positions are those that are defensive and have dominant positions in their respective industries.

Hong Kong's second quarter GDP recovered to 0.5% from -3.4% in the first quarter. This improvement in growth indicates that the government's expansionary fiscal policy is having some success in counterbalancing painfully high real interest rates. Despite the positive growth number, consumer prices fell a record 5.5% year on year in July, easily eclipsing the previous record drop of 4.1% in June. A large portion of the price deflation is the cost of maintaining the pegged exchange rate, since it means that the burden of adjustment to regain competitiveness falls fully on the domestic economy's factor and product markets. By contrast, some of the adjustment to competitiveness in Singapore has been borne by a weaker exchange rate. This partly explains why, despite having similarly structured economies, Singapore is now experiencing positive growth and inflation, while Hong Kong is experiencing a recession and deflation. The Fund is slightly underweight in Hong Kong.

Three events have affected the equity market in Taiwan. The first negative factor was that the recent China - Taiwan relationship has been excessively strained. President Lee's call for negotiations between the two countries to be conducted on a state-to-state basis angered China, which saw it as a call for Taiwan independence. As expected, financial markets tumbled during this political skirmish. The second shock to the market came in the form of an earthquake. However, disruption to power and manufacturing capabilities was not as bad as originally thought. There may be a negative effect on fourth quarter GDP, but we expect growth to resume to normal levels next year.

The announcement by Morgan Stanley that Taiwan would be accounted in its Far East and Emerging Markets Index at 100% of its market capitalization was positive for Taiwan stocks. This move will take place in May 2000 and will effectively result in higher inflows of portfolio funds into the country as investors bring their weightings up. In the meantime, liquidity conditions are enhanced by authorities resisting upward pressure on the Taiwan dollar and growing evidence of economic recovery in the market. The Fund is neutrally weighted in Taiwan.

In South Korea, the benchmark three-year corporate bond yield recently rose above 10%, its highest level since October 1998. However, this reflects credit risks associated with specific chaebols (conglomerates), whose bonds dominate the corporate bond market. The 91-day certificate of deposit rate has been stable. It is likely that government measures will prevent chaebol difficulties from damaging economic fundamentals. Government injections of liquidity into the investment trusts will continue to support equities. The business environment for companies continues to improve.


Merrill Lynch Dragon Fund, Inc., September 30, 1999


In Conclusion
Looking ahead, we believe that there is less likelihood that all Asian equity markets will move synchronously as they did for most of 1999 when they were driven higher by liquidity. Those countries with higher debt levels, slower recapitalization and fewer reforms are likely to underperform relative to their counterparts who are successfully meeting their challenges. However, as 1999 draws to a close, we would expect market activity to slow considerably as investors assess the potential impact that the Year 2000 will have on the Asian dragon economies.

We thank you for your investment in Merrill Lynch Dragon Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kara Tan Bhala)
Kara Tan Bhala
Senior Vice President and
Portfolio Manager



November 11, 1999



PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent
Performance
Results*
                                                          3 Month          12 Month      Since Inception
As of September 30, 1999                                Total Return     Total Return      Total Return
ML Dragon Fund, Inc. Class A Shares                        - 9.88%          +54.97%          -31.96%
ML Dragon Fund, Inc. Class B Shares                        -10.17           +53.23           +12.78
ML Dragon Fund, Inc. Class C Shares                        -10.22           +53.14           -35.33
ML Dragon Fund, Inc. Class D Shares                        - 9.99           +54.41           +19.60


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception periods arefrom 10/21/94 for Class A & Class C Shares and from 5/29/92 for Class B & Class D Shares.


Merrill Lynch Dragon Fund, Inc., September 30, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +54.97%        +46.83%
Inception (10/21/94) through 9/30/99      - 7.49         - 8.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +53.23%        +49.23%
Five Years Ended 9/30/99                  - 8.21         - 8.21
Inception (5/29/92) through 9/30/99       + 1.65         + 1.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        +53.14%        +52.14%
Inception (10/21/94) through 9/30/99      - 8.44         - 8.44

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +54.41%        +46.30%
Five Years Ended 9/30/99                  - 7.46         - 8.46
Inception (5/29/92) through 9/30/99       + 2.47         + 1.72

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                    Shares                                                                         Percent of
COUNTRIES    Industries              Held               Long-Term Investments                             Value    Net Assets
China        Electronics           2,500,000  Legend Holdings Limited                                   $  2,381,657    0.8%

             Infrastructure        1,251,000  Cosco Pacific Limited                                          990,467    0.3

             Telecommunications       58,450  China Telecom (Hong Kong) Limited (ADR)(a)                   3,612,941    1.1

                                              Total Long-Term Investments in China                         6,985,065    2.2


Hong Kong    Banking                 525,000  Dah Sing Financial Group                                     2,101,974    0.7
                                     425,000  Dao Heng Bank Group Ltd.                                     1,942,338    0.6
                                   1,022,704  HSBC Holdings PLC                                           11,684,924    3.7
                                     254,085  HSBC Holdings PLC (GBP)                                      2,911,192    0.9
                                                                                                        ------------  ------
                                                                                                          18,640,428    5.9

             Conglomerates         2,056,000  Hutchison Whampoa Limited                                   19,123,550    6.1

             Electronics             852,000  Johnson Electric Holdings Limited                            4,135,124    1.3

             Publishing &          2,842,000  South China Morning Post Holdings Ltd.                       1,920,839    0.6
             Broadcasting            647,000  Television Broadcasts Ltd.                                   2,765,349    0.9
                                                                                                        ------------  ------
                                                                                                           4,686,188    1.5

             Real Estate           1,792,000  Cheung Kong (Holdings) Ltd.                                 14,937,755    4.8
                                     550,000  New World Development Company Ltd.                           1,207,243    0.4
                                     983,588  Sun Hung Kai Properties Ltd.                                 7,502,554    2.4
                                   1,359,285  Wharf (Holdings) Ltd.                                        3,928,569    1.2
                                                                                                        ------------  ------
                                                                                                          27,576,121    8.8

             Retail                2,800,000  Giordano International Limited                               2,216,872    0.7

             Telecommunications      318,100  Cable & Wireless HKT Ltd.                                      694,130    0.2
                                     523,759  Cable & Wireless HKT Ltd. (ADR)(a)                          11,391,758    3.6
                                     377,000  Pacific Century CyberWorks Limited                             317,900    0.1
                                                                                                        ------------  ------
                                                                                                          12,403,788    3.9

             Utilities--           1,519,798  Hong Kong and China Gas Company Ltd.                         2,054,389    0.7
             Electric & Gas

                                              Total Long-Term Investments in Hong Kong                    90,836,460   28.9


Indonesia    Food                  1,594,000  PT Indofood Sukses Makmur Tbk                                1,516,501    0.5

             Tobacco                 863,000  PT Hanjaya Mandala Sampoerna Tbk                             1,530,711    0.5

                                              Total Long-Term Investments in Indonesia                     3,047,212    1.0


Malaysia     Banking                 397,000  Malayan Banking Berhad                                       1,232,790    0.4
                                   1,519,000  Public Bank Berhad 'Foreign'                                 1,359,105    0.4
                                                                                                        ------------  ------
                                                                                                           2,591,895    0.8

             Consumer Products       457,000  Amway (Malaysia) Holdings Berhad                             1,094,395    0.4

             Telecommunications      633,000  Telekom Malaysia Berhad                                      1,640,803    0.5

             Tobacco                 269,000  Rothmans of Pall Mall (Malaysia) Berhad                      1,642,316    0.5

             Utilities--             501,000  Tenaga Nasional Berhad                                       1,028,368    0.3
             Electric & Gas

                                              Total Long-Term Investments in Malaysia                      7,997,777    2.5


Philippines  Banking                 146,640  Metropolitan Bank & Trust Company                            1,078,235    0.3

             Beverages               715,300  San Miguel Corporation 'B'                                   1,086,976    0.4

             Conglomerates         3,131,320  Benpres Holdings Corp.                                         544,911    0.2

             Food                  1,559,000  Del Monte Pacific Ltd.                                         724,935    0.2

             Publishing &            686,000  ABS-CBN Broadcasting Corporation                               773,431    0.3
             Broadcasting

             Restaurants           1,785,500  Jollibee Foods Corporation (Warrants)(c)                       754,899    0.2

             Retail                6,304,170  SM Prime Holdings, Inc.                                      1,066,146    0.3

             Telecommunications       76,400  Philippine Long Distance Telephone Company (ADR)(a)          1,661,700    0.5

             Utilities--             284,713  Manila Electric Company 'B'                                    823,435    0.3
             Electric & Gas

                                              Total Long-Term Investments in the Philippines               8,514,668    2.7


Merrill Lynch Dragon Fund, Inc., September 30, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                                    Shares                                                                         Percent of
COUNTRIES    Industries              Held               Long-Term Investments                             Value    Net Assets
Singapore    Airlines                868,000  Singapore Airlines Limited                                $  8,478,258    2.7%

             Automotive              143,000  Cycle & Carriage Ltd.                                          479,612    0.2

             Banking                 744,320  DBS Bank Limited                                             8,321,318    2.7
                                     329,000  Oversea-Chinese Banking Corporation Ltd. 'Foreign'           2,555,340    0.8
                                     943,406  Overseas Union Bank Ltd.                                     4,191,066    1.3
                                                                                                        ------------  ------
                                                                                                          15,067,724    4.8

             Electronics             463,000  Datacraft Asia Limited                                       2,037,200    0.7
                                     795,000  NatSteel Electronics Ltd.                                    2,970,433    0.9
                                                                                                        ------------  ------
                                                                                                           5,007,633    1.6

             Engineering           2,802,000  Singapore Technologies Engineering Ltd.                      3,577,723    1.1

             Publishing &            510,837  Singapore Press Holdings Ltd.                                8,055,564    2.6
             Broadcasting

             Real Estate           1,370,000  Allgreen Properties Limited                                  1,176,934    0.3
                                     232,000  City Developments Limited                                    1,180,818    0.4
                                   1,036,250  DBS Land Limited                                             1,926,773    0.6
                                                                                                        ------------  ------
                                                                                                           4,284,525    1.3

             Telecommunications    1,400,000  Singapore Telecommunications, Ltd.                           2,553,692    0.8

                                              Total Long-Term Investments in Singapore                    47,504,731   15.1


South Korea  Banking                 206,970  Kookmin Bank                                                 2,595,635    0.8
                                     506,630  Shinhan Bank                                                 4,707,993    1.5
                                                                                                        ------------  ------
                                                                                                           7,303,628    2.3

             Electronics              79,120  Samsung Electronics                                         12,817,961    4.1
                               US$ 5,005,000  Samsung Electronics Co. (Regulation S), 0%* due
                                              12/31/2007                                                   6,281,275    2.0
                                                                                                        ------------  ------
                                                                                                          19,099,236    6.1

             Food                     69,040  Cheil Jedang Corp.                                           3,718,849    1.2

             Insurance               201,590  Samsung Fire & Marine Insurance                              8,885,875    2.9

             Medical Equipment       123,200  Medison Company                                              1,317,105    0.4

             Steel                   171,930  Pohang Iron & Steel Company Ltd. (ADR)(a)                    5,383,558    1.7

             Telecommunications      164,900  Korea Telecom Corporation (ADR)(a)                           6,101,300    1.9
                                       3,000  SK Telecom Co. Ltd.                                          2,775,493    0.9
                                                                                                        ------------  ------
                                                                                                           8,876,793    2.8

             Utilities--             217,370  Korea Electric Power Corporation                             7,150,329    2.3
             Electric & Gas          360,450  Korea Electric Power Corporation (ADR)(a)                    5,789,728    1.8
                                                                                                        ------------  ------
                                                                                                          12,940,057    4.1

                                              Total Long-Term Investments in South Korea                  67,525,101   21.5


Taiwan       Banking               6,680,164  Bank Sinopac                                                 3,566,975    1.1
                                   4,345,000  Chinatrust Commercial Bank                                   3,761,548    1.2
                                   2,987,000  United World Chinese Commercial Bank                         3,633,476    1.2
                                                                                                        ------------  ------
                                                                                                          10,961,999    3.5

             Computers               368,000  Asustek Computer Inc.                                        3,674,186    1.2

             Consumer Products       434,000  Pou Chen Corporation                                           863,886    0.3

             Electronics           1,682,640  Advanced Semiconductor Engineering Inc.                      4,811,340    1.5
                                     605,900  Hitron Techonology Inc.                                      2,603,551    0.8
                                     774,200  Hon Hai Precision Industry                                   5,087,950    1.6
                                     411,500  Synnex Technology International Corporation                  2,002,243    0.6
                                      93,105  Synnex Technology International Corporation (GDR)(b)         1,699,166    0.6
                                   2,598,520  Taiwan Semiconductor Manufacturing Company                  10,960,582    3.5
                                   1,932,500  United Microelectronics Corporation, Ltd.                    4,518,325    1.5
                                                                                                        ------------  ------
                                                                                                          31,683,157   10.1

             Insurance             1,319,050  Cathay Life Insurance Co., Ltd.                              3,417,444    1.1

             Mutual Funds             86,100  R.O.C. Taiwan Fund                                             634,988    0.2

             Plastics          US$ 1,500,000  Nan Ya Plastics Corporation, 1.75% due 7/19/2001             1,762,500    0.5

             Retail                1,104,480  President Chain Store Corp.                                  3,140,701    1.0

             Textiles              3,043,300  Far Eastern Textile Ltd.                                     4,336,582    1.4

                                              Total Long-Term Investments in Taiwan                       60,475,443   19.3


Thailand     Banking               2,520,000  Siam Commercial Bank Public Company Limited
                                              (Preferred) 'Foreign'                                        2,263,197    0.7
                                   2,520,000  Siam Commercial Bank Public Company Limited
                                              (Warrants)(c)                                                  723,607    0.2
                                   1,202,000  Thai Farmers Bank Public Company Limited 'Foreign'           1,417,314    0.5
                                                                                                        ------------  ------
                                                                                                           4,404,118    1.4

             Oil & Gas               241,936  PTT Exploration and Production Public Company
                                              Limited 'Foreign'                                            1,690,951    0.6

             Telecommunications      194,102  Advanced Info Service Public Company Limited 'Foreign'       2,219,935    0.7
                                   1,400,000  TelecomAsiaCorporation Public Company Limited
                                              'Foreign'                                                      957,967    0.3
                                                                                                        ------------  ------
                                                                                                           3,177,902    1.0

             Utilities--             993,800  Electricity Generating Public Company
             Electric & Gas                   Limited 'Foreign'                                            1,360,039    0.4

                                              Total Long-Term Investments in Thailand                     10,633,010    3.4


                                              Total Long-Term Investments (Cost--$243,977,982)           303,519,467   96.6


Merrill Lynch Dragon Fund, Inc., September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                     Face                                                                          Percent of
COUNTRIES                           Amount              Short-Term Investments                            Value    Net Assets
United       Commercial        US$ 2,075,000  General Electric Capital Corp., 5.60% due 10/01/1999      $  2,075,000    0.7%
States       Paper**
                                              Total Short-Term Investments (Cost--$2,075,000)              2,075,000    0.7


             Total Investments (Cost--$246,052,982)                                                      305,594,467   97.3

             Other Assets Less Liabilities                                                                 8,525,313    2.7
                                                                                                        ------------  ------
             Net Assets                                                                                 $314,119,780  100.0%
                                                                                                        ============  ======


             Net Asset Value: Class A--Based on net assets of $22,053,827 and 2,418,869 shares
                                       outstanding                                                      $       9.12
                                                                                                        ============
                              Class B--Based on net assets of $205,897,764 and 23,307,026 shares
                                       outstanding                                                      $       8.83
                                                                                                        ============
                              Class C--Based on net assets of $19,441,780 and 2,234,533 shares
                                       outstanding                                                      $       8.70
                                                                                                        ============
                              Class D--Based on net assets of $66,726,409 and 7,335,977 shares
                                       outstanding                                                      $       9.10
                                                                                                        ============

          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
            *Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund. **Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.


PORTFOLIO INFORMATION


Investments
As of 9/30/99

Ten Largest Equity Holdings                    Percent of
Represented in the Portfolio                   Net Assets

Hutchison Whampoa Limited                          6.1%
Cheung Kong (Holdings) Ltd.                        4.8
HSBC Holdings PLC*                                 4.6
Korea Electric Power Corporation*                  4.1
Samsung Electronics                                4.1
Cable & Wireless HKT Ltd.*                         3.8
Taiwan Semiconductor Manufacturing Company         3.5
Samsung Fire & Marine Insurance                    2.9
Singapore Airlines Limited                         2.7
DBS Bank Limited                                   2.7

[FN]
*Represents combined holdings.



Ten Largest Industries                         Percent of
Represented in the Portfolio                   Net Assets

Electronics                                       19.1%
Banking                                           19.0
Telecommunications                                10.6
Real Estate                                       10.1
Conglomerates                                      6.3
Utilities--Electric & Gas                          5.8
Publishing & Broadcasting                          4.4
Insurance                                          4.0
Airlines                                           2.7
Retail                                             2.2




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Senior Vice President
Kara W.Y. Tan Bhala, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863